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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 19, 1999
                                                 ---------------------------



                            Blue Rhino Corporation
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            (Exact name of registrant as specified in its charter)


      Delaware                        0-24287                     56-1870472
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(State of or other                  (Commission                 (IRS Employer
jurisdiction of                     File Number)                Identification
incorporation)                                                  Number)



    104 Cambridge Plaza Drive, Winston-Salem, North Carolina           27104
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            (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code       (336) 659-6900
                                                   -----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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     This Amendment is being filed to file Exhibit 16.1, Letter from
PricewaterhouseCoopers, LLP regarding statements in the current report on Form 8-K dated February 26, 1999.

     Item 7.   Financial Statements and Exhibits.


     Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to Securities and Exchange Commission.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BLUE RHINO CORPORATION
                                       (Registrant)


                                       By: /s/ Mark Castaneda
                                           ------------------------------
                                           Chief Financial Officer

DATED: March 3, 1999